EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Jack Lazar, Chief Financial Officer of GoPro, Inc., do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge, the Annual Report on Form 10-K of GoPro, Inc. for the fiscal year ended December 31, 2015 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of GoPro, Inc. for the periods presented herein.

By: /s/ Jack Lazar
Jack Lazar Chief Financial Officer (Principal Financial Officer)
February 29, 2016

A signed original of this written statement required by Section 906 has been provided to GoPro, Inc. and will be retained by GoPro, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.